SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2008

EMY’S SALSA AJI DISTRIBUTION COMPANY, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-147330	20-4036208
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

PO Box 7, Ellicott City MD 21041-0007
 (Address of Principal Executive Offices)

(443) 742-2134
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 7, 2008, the Board of Directors of Emy’s Salsa Aji Distribution Company, Inc. (the “Company”) approved a 5-1 forward stock split (the “Forward Split”) of the Company’s issued and outstanding common stock with a record date of November 10, 2008. The Forward Split is only for the Company’s issued and outstanding shares and not its authorized shares. The Forward Split was payable on November 12, 2008. The Company had 12,387,500 shares outstanding prior to the split and, as a result of the Forward Split, the Company will have 61,937,500 shares outstanding following the split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMY’S SALSA AJI DISTRIBUTION COMPANY, INC.

Date: November 14, 2008	By:	/s/ Andrew Uribe
Andrew Uribe President and Chief Executive Officer